                                   GUARANTY

As of December 21, 1995


Brazos Beltline Development, Inc. (the "LESSOR")
2911 Turtle Creek Boulevard, Suite 1240
Dallas, Texas 75219
Attention:  Gregory C. Greene

     Re: Ground Lease Agreement (the "AGREEMENT") among Brazos Beltline Development, Inc. and Vari-Lite, Inc., Showco, Inc., Showco Creative Services, Inc., Concert Production Lighting, Inc. and Irideon, Inc. effective as of December 21, 1995

Gentlemen:

     1. GUARANTY. For value received, and in consideration of your entering into the Agreement with VARI-LITE, INC., SHOWCO, INC., SHOWCO CREATIVE SERVICES, INC., CONCERT PRODUCTION LIGHTING, INC. and IRIDEON, INC., each a Delaware corporation (collectively, the "LESSEE"), and each a wholly-owned subsidiary of VARI-LITE HOLDINGS, INC., a Texas corporation (the "GUARANTOR"), Guarantor does hereby unconditionally, irrevocably, and absolutely guarantee (a) the full payment when due, whether at stated due date, by acceleration or otherwise, of any and all rent, indebtedness and other amounts of every kind; howsoever created, arising, or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or owing to you by the Lessee pursuant to the Agreement including, without limitation, the payment obligations under Article XI thereof, and (b) the performance by the Lessee of its obligations under the Agreement pursuant to the terms of the Agreement (all such obligations being hereinafter collectively called the "LIABILITIES"). The Guarantor, as the parent corporation of the Lessee, hereby agrees that upon any default by the Lessee in the payment of any of the Liabilities when and as due or in the performance of its other obligations thereunder, it will forthwith pay the same immediately upon demand or perform or cause Lessee to perform such obligations.

     2. GUARANTY CONTINUING, ABSOLUTE, UNLIMITED. This Guaranty is a continuing, irrevocable, absolute and unlimited Guaranty of payment as a primary obligor and not as a surety. This Guaranty shall apply to all Liabilities, without limitation as to either amount or period of time. The Liabilities shall be conclusively presumed to have been created in reliance on this Guaranty. You shall not be required to proceed first against the Lessee or any other person, firm or corporation or against any property securing any of the Liabilities before resorting to the Guarantor for payment. This Guaranty shall be construed as a guarantee of payment without regard to the enforceability of any of the Liabilities, the rejection of the Agreement in bankruptcy, OR any limitation of claims against the Lessee, and notwithstanding any claim, defense (other than payment or performance by the Guarantor) or right of set-off which the Lessee or the Guarantor may have against you, including any such claim, defense or right of set-off based on any present or future law or order of any government (DE JURE or DE FACTO), or of any agency thereof or court of law purporting to reduce, amend or otherwise affect any obligations of the Lessee, or any other obligor, or to vary any terms of payment, and without regard to any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment to you of the Liabilities or any part thereof is rescinded or must otherwise be returned by you upon the insolvency, bankruptcy or reorganization of the Lessee, or otherwise, as though such payment to you had not been made. The Guarantor's obligation to fully pay or perform the Liabilities and any remedy for the enforcement thereof shall not be impaired, modified, released, or limited in any way by any impairment, modification, release, or limitation of the liability of Lessee or its bankruptcy estate, resulting from the operation of any present or future provision of the Bankruptcy Code or any Debtor Relief Law or from the decision of any court interpreting the same.

     3. GUARANTY NOT AFFECTED BY CHANGE IN SECURITY OR OTHER ACTIONS. You may, from time to time, without the consent of or notice to the Guarantor, take any or all of the following actions without impairing or

GUARANTY - Page 1
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Brazos Beltline Development, Inc.
As of December 21, 1995
Page 2

affecting the Guarantor's obligations under this Guaranty or releasing or exonerating the Guarantor from any of its liabilities hereunder:

          a. retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder;

          b. retain or obtain the primary or secondary liability of any party or parties, in addition to the Guarantor, with respect to any of the Liabilities;

          c. extend the time or change the manner, place or terms of payment of, or renew or amend any note or other instrument evidencing the Liabilities or any part thereof, or amend in any manner any agreement relating thereto;

          d. release or compromise, in whole or in part, or accept full or partial payment for, any of the Liabilities hereby guaranteed, or any liability of any nature of any other party or parties with respect to the Liabilities or any security therefor;

          e. subordinate the payment of all or any part of the Liabilities to the payment of any liability of the Lessee to creditors of the Lessee other than you or the Guarantor;

          f. enforce your security interest, if any, in all or any properties securing any of the Liabilities or any obligations hereunder in order to obtain full or partial payment of the Liabilities then outstanding; or

          g. release or fail to perfect, protect, or enforce your security interest, if any, in all or any properties securing any of the Liabilities or any obligation hereunder, or permit any substitution or exchange for any such property.

     4.   WAIVERS.  The Guarantor hereby expressly waives:

          a.   notice of acceptance of this Guaranty;

          b. notice of the existence or incurrence of any or all of the Liabilities;

          c. presentment, demand, notice of dishonor, protest, and all other notices whatsoever;

          d. any requirement that proceedings first be instituted by you against the Lessee;

          e. all diligence in collection or protection of or realization upon the Liabilities or any part thereof, or any obligation hereunder, or any collateral for any of the foregoing;

          f. any rights or defenses based on the Lessor's election of remedies, including any defense to the Lessor's action to recover any deficiency after a non-judicial sale;

          g. the occurrence of every other condition precedent to which the Guarantor might otherwise be entitled; and

          h.   the benefit of division and discussion.

GUARANTY - Page 2
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Brazos Beltline Development, Inc.
As of December 21, 1995
Page 3

     5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF GUARANTOR. The Guarantor hereby agrees and covenants that it will be bound by and comply with all of the representations, warranties and covenants set forth in Articles 8, 9, 10 and 11 of the Vari-Lite Credit Agreement as amended from time to time. Guarantor hereby makes as of the date hereof all of the representations and warranties set forth in Article 8 of the Vari-Lite Credit Agreement except that (i) references contained in the Vari-Lite Credit Agreement to "Loan Documents" shall be deemed to be references to this Guaranty and (ii) references contained in Section 8.8 of the Vari-Lite Credit Agreement to September 30, 1993 shall be deemed to be references to September 30, 1995.

     6. DEFAULT. A "Default" shall exist hereunder if one of the following events shall occur and be continuing:

          a. Default shall be made in the payment of any amount due hereunder, and such default shall continue for a period of three (3) days;

          b. Default shall be made in the due observance or performance of any covenants, conditions or agreements on the part of the Guarantor referenced in SECTION 5 hereunder and such Default shall continue unremedied for a period of fifteen (15) days;

          c. Any representation or warranty contained herein shall have been false as of the date it was made or deemed to have been made;

          d. Any Event of Default occurs and is continuing under and as defined in the Credit Agreement; or

          e. Any Event of Default occurs or is continuing as defined in the Vari-Lite Credit Agreement.

     7. PAYMENTS. Each payment by the Guarantor to you under this Guaranty shall be made by transferring the amount thereof in immediately available funds without set-off or counterclaim.

     8. COSTS AND EXPENSES. The Guarantor hereby agrees to pay you all reasonable legal and other costs and expenses incurred by you in seeking to protect or enforce any of your rights or remedies with respect to the Liabilities or this Guaranty.

     9. SUBROGATION. The Guarantor shall not be subrogated, in whole or in part, to your rights or those of any subsequent assignee or transferee of any of the Liabilities until all the Liabilities to you and every such subsequent assignee or transferee shall have been paid in full, and Guarantor hereby waives any and all such rights. The provisions of this SECTION 9 shall survive the termination of this Guaranty and any satisfaction and discharge of Lessee by virtue of any payment, court order, or law.

     10. NO WAIVER. No delay on your part in the exercise of any right or remedy shall preclude the other or further exercise thereof or the exercise of any other right or remedy.

     11. PARTIES. This Guaranty shall inure to the benefit of you and your successors, assigns or transferees, and shall be binding upon the Guarantor and its successors and assigns. The Guarantor may not delegate any of its duties under this Guaranty without the prior written consent of Lessor, the Agent and

GUARANTY - Page 3
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Brazos Beltline Development, Inc.
As of December 21, 1995
Page 4

each of the Banks. You may assign your rights and benefits under this Guaranty or the Agreement to any financial institution providing financing to you in connection with the Agreement.

     12. NOTICES. All notices, demands and other communications between you and the Guarantor under this Guaranty shall be in writing (which may include cable or telex) and shall be delivered or sent to the address or telex number shown below, or to such other address or telex number as either of us may designate by written notice to the other. Any such notice, demand or other communication shall not be effective until actually received.

                    If to Brazos Beltline Development, Inc.:

                         Brazos Beltline Development, Inc.
                         2911 Turtle Creek Boulevard, Suite 1240
                         Dallas, Texas 75219
                         Attention:     Gregory C. Greene
                         Telephone:     (214) 522-7296
                         Telecopier:    (214) 520-2009

                    If to the Guarantor:

                         Vari-Lite Holdings, Inc.
                         201 Regal Row
                         Dallas, Texas 75247
                         Attention:     Michael Herman
                         Telephone:     (214) 819-3172
                         Telecopier:    (214) 819-3247

     13. TERM. This Guaranty is not limited to any particular period of time, but shall continue in full force and effect until all of the Liabilities have been fully and finally paid or have been otherwise discharged by you, and the Guarantor shall not be released from any obligation or liability hereunder until such full payment or discharge shall have occurred.

     14. GOVERNING LAW. This Guaranty shall be governed by and construed in accordance with the laws of the State of Texas.

     15. DEFINITIONS. Capitalized terms used in this Guaranty which are not specifically defined herein shall have the meanings ascribed to them in the Credit Agreement dated as of December 21, 1995, between Lessor and Brown Brothers Harriman & Co., as agent; provided, however, that references contained in the Credit Agreement definition to the "Borrower" shall be deemed to be references to the Lessor for purposes of this Guaranty. "VARI-LITE CREDIT AGREEMENT" means that certain $30,000,000 Multicurrency Credit Facility for Vari-Lite Holdings, Inc., and its Worldwide Subsidiaries dated March 31, 1994, as amended.

     16. INDEMNIFICATION. The Guarantor shall indemnify the Borrower, the Agent, the Banks, and each affiliate thereof and their respective directors, officers, partners, employees and agents from, and discharge, release, and hold each of them harmless against, any and all losses, liabilities, claims, actions, suits or other legal proceedings and other expenses and penalties to which any of them may become subject, sustain or incur, insofar as the foregoing shall arise out of or because of or result from or in connection with (i) any transaction, event or circumstance in any way connected with the Credit Agreement, the Agreement or the Credit Documents, (ii) any breach by the Guarantor of any provision of this Agreement or any other Credit Document, (iii) any investigation, litigation or other proceeding (including any threatened investigation or proceeding whether or not the Agent, any Bank or affiliate thereof or any director, officer, partner, employee or agent thereof is joined as a party therein) relating to the foregoing, or (iv) any Environmental Claim or requirement of Environmental Laws concerning or relating to the

GUARANTY - Page 4
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Brazos Beltline Development, Inc.
As of December 21, 1995
Page 5

present or previously-owned or operated properties, or the operations or business, of the Guarantor or the Lessee, or demolition, renovation, construction, occupancy, operation, use and/or maintenance of the Property, regardless of whether the act, omission, event or circumstance constitutes a violation of any Environmental Laws at the time of its existence or occurrence, and the Guarantor shall reimburse the Agent, each Bank, and each affiliate thereof and their respective directors, officers, partners, employees and agents, upon demand, for any reasonable out-of-pocket expenses (including legal fees and expenses of attorneys and professional consultants) incurred in connection with any such claim, action, suit, investigation, litigation or other proceeding; AND SUCH INDEMNITY SHALL EXPRESSLY INCLUDE ANY LOSSES, LIABILITIES, CLAIMS, ACTIONS, SUITS OR OTHER LEGAL PROCEEDINGS, DAMAGES, EXPENSES AND/OR PENALTIES INCURRED BY REASON OF THE NEGLIGENCE OF THE PERSON BEING INDEMNIFIED, but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified. Notwithstanding anything contained in this SECTION 16 to the contrary, the foregoing indemnities shall survive the payment in full the Notes and the termination of any or all of the Agreement and/or the Credit Documents and shall include, without limitation, any violation of any Environmental Law discovered after the date of any such payment or termination, but attributable to a violation occurring prior to such date. Nothing in this SECTION 16 or elsewhere in this Guaranty shall limit or impair any rights or remedies of the Banks against any third party under any Environmental Laws, including, without limitation any rights of contribution or indemnification.

     17. CONDITION PRECEDENT TO TRANCHE B. Guarantor acknowledges on its own behalf and on behalf of the Lessee that any Advance under the Credit Agreement to the Borrower constituting moneys available under Tranche B shall be subject to a condition precedent, in addition to all other requirements of the Credit Agreement, as provided in this paragraph. The Guarantor must deliver to the Agent the Guarantor Certificate, a form of which is attached hereto as Exhibit A, at least ten (10) days prior to any notice for the first Advance under Tranche B. A "SUCCESSFUL IPO" shall mean a public offering in which no more than thirty percent (30%) of Guarantor (including equity and voting rights) is sold and shall be closed upon receipt by the Guarantor (after payment of all expenses related to such offering) of a minimum of $30,000,000 of new equity capital.

     18. NEW GUARANTY. (a) In the event that (i) any Lease Document is rejected by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding involving the Borrower or (ii) any Lease Document is terminated as a result of any bankruptcy or insolvency proceeding involving the Borrower and, if within 60 days after such rejection or termination, the Agent or its designee shall so request and shall certify in writing to the Lessee that it intends to perform the obligations of the Borrower as and to the extent required under such Lease Document, the Guarantor will, unless prohibited by bankruptcy law, execute and deliver to the Agent or such designee a new Guaranty shall contain the same conditions, agreements, terms, provisions and limitations as such original Guaranty (except for any requirements which have been fulfilled by the Borrower and the Guarantor prior to such rejection or termination). References in this Guaranty to such "LEASE DOCUMENT" shall be deemed also to refer to such new Lease Document.

     (b) Upon written request by the Agent to the Lessee given on or after any foreclosure, trustee sale or conveyance in lieu thereof, the owner of the Mortgaged Premises, as landlord, and the Lessee, as tenant, shall execute a lease of the Mortgaged Premises containing all of the same terms, provisions, options and conditions as are contained in the Agreement, which lease shall be for the unexpired portion of the term of the Agreement, as to the Mortgaged Premises. Upon written request by Agent to Guarantor relating to the execution by Lessee of a new lease of the Ground or Facility, the Guarantor hereby agrees to execute a new guaranty agreement in form and substance substantially equivalent to this Guaranty which shall relate to each new lease.

Sincerely yours,

GUARANTY - Page 5
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Brazos Beltline Development, Inc.
As of December 21, 1995
Page 6

VARI-LITE HOLDINGS, INC., a Texas corporation



By:  /s/ H.R. Brutsche III
     ------------------------------------------
     H.R. Brutsche, III, President and
     Chief Executive Officer



ACCEPTED AND AGREED as of the date first above written:

                              BRAZOS BELTLINE DEVELOPMENT, INC.,
                              a Texas corporation



                              By:  /s/ Gregory C. Greene
                                   ---------------------------------
                                   Gregory C. Greene, President

GUARANTY - Page 6